SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2006

                            Timberland Bancorp, Inc.
           (Exact name of registrant as specified in its charter)

       Washington                   0-23333                   91-1863696
---------------------------       -----------               ---------------
State or other jurisdiction       Commission               (I.R.S. Employer
Of incorporation                  File Number              Identification No.)


624 Simpson Avenue, Hoquiam, Washington                          98550
---------------------------------------------                   --------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number (including area code) (360) 533-4747


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

 * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events
----------------------

     On November 20, 2006, Timberland Bancorp, Inc. issued a press release announcing that its Board of Directors has authorized the repurchase of up to 5% of the Company's outstanding shares, or 186,266 shares. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
--------------------------------------------

        (c)     Exhibits

         99.1   Press Release of Timberland Bancorp, Inc. dated November 20,
                2006

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                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TIMBERLAND BANCORP,INC.


DATE: November 20, 2006            By: /s/Dean J. Brydon
                                       -----------------------
                                       Dean J. Brydon
                                       Chief Financial Officer

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                                  Exhibit 99.1

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                            Timberland Bancorp, Inc.

==============================================================================

PRESS RELEASE: FOR IMMEDIATE PUBLICATION
----------------------------------------
For further information contact:  Michael Sand, President & CEO
                                  Dean Brydon, Chief Financial Officer
                                  At (360) 533-4747

                 Timberland Bancorp, Inc. Announces Authorization
                             To Repurchase Stock

   Hoquiam, WA. - November 20, 2006 - Timberland Bancorp, Inc. (NASDAQ: TSBK) announced today that its Board of Directors has authorized the repurchase of up to 5% of the Company's outstanding shares, or 186,266 shares. Share repurchases will commence on November 24, 2006, subject to market conditions.

   As in the past, shares will be repurchased through open market or negotiated transactions, although unsolicited negotiated transactions or other types of repurchases are possible. No shares will be repurchased directly from directors or officers of the Company and its financial institution subsidiary, Timberland Bank.

   The purchase price to be paid for the shares repurchased in the open market will not exceed the higher of the last reported independent sale price or the highest independent bid quotation reported on the Nasdaq Global Market System. The number of shares to be repurchased in the open market during any day generally will not exceed 25% of the average daily trading volume of the common stock over the preceding four weeks except for block purchases.

   Timberland Bancorp, Inc. is the holding company for Timberland Bank, which operates 21 full service offices in Grays Harbor, Thurston, Pierce, King, Kitsap, and Lewis Counties of Washington State.


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